UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 1, 2014

REDPOINT BIO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-51708	22-3393959
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

Redpoint Bio Corporation

5501 Old York Road

Philadelphia, Pennsylvania 19141

(Address of Principal Executive Offices)

(215) 456-2312
Registrant’s Telephone Number, Including Area Code:

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

KPMG LLP (“KPMG”) was previously the independent registered public accounting firm for Redpoint Bio Corporation (the “Company”). On August 1, 2014, the Audit Committee of the Board of Directors (the “Audit Committee”) of the Company dismissed KPMG as the Company’s independent registered public accounting firm, effective immediately.

KPMG’s audit reports on the Company’s financial statements for the two most recent fiscal years for which KPMG conducted an audit, which were for the years ended December 31, 2011 and 2010, and for the period from August 16, 1995 (inception) to December 31, 2011, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

KPMG’s audit reports on the Company’s financial statements for the two most recent fiscal years for which KPMG conducted an audit, which were for the years ended December 31, 2011 and 2010, and for the period from August 16, 1995 (inception) to December 31, 2011, contained a separate paragraph stating that “the Company has incurred losses and negative cash flows from operations since inception, has an accumulated deficit and limited cash resources that raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty”.

During the Company’s two most recent fiscal years for which KPMG conducted an audit, which were for the years ended December 31, 2011 and 2010, and for the period from August 16, 1995 (inception) to December 31, 2011, and during the subsequent period through August 1, 2014, there were (i) no disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to the satisfaction of KPMG, would have caused KPMG to make a reference to the subject matter of the disagreement in connection with its opinion on the financial statements for such years, and (ii) no “reportable events,” as defined in 304(a)(1)(v) of Regulation S-K.

The Company provided KPMG with a copy of the disclosure contained in this Form 8-K and requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of such letter, dated August 1, 2014 is filed as Exhibit 16.1 to this Form 8-K.

Following the approval to change accountants by the Audit Committee on August 1, 2014, the Company engaged D’Arelli Pruzansky, P.A. (“D’Arelli”) as its new independent registered public accounting firm. The Company has not, during the Company’s two most recent fiscal years, during the subsequent interim period prior to the engagement of D’Arelli, or at any prior period, consulted with D’Arelli regarding (a) the application of accounting principles to a specified transaction, either completed or proposed; (b) the type of audit opinion that might be rendered on the Company’s financial statements; or (c) any matter that was the subject of a disagreement or reportable event as defined in Items 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

16.1	Letter from KMPG LLP dated August 1, 2014, regarding change in independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 4, 2014	REDPOINT BIO CORPORATION

	By:	/s/ Scott Horvitz
	Name:	Scott Horvitz
	Title:	President, Chief Executive Officer,
Chief Financial Officer, Treasurer,
and Secretary